UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 14, 2002
                         -------------------------------
                        (Date of earliest event reported)

                            FAUQUIER BANKSHARES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          VIRGINIA                       2-25805                 54-1288193
          --------                       -------                 ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186
                                 (540) 347-2700
                                 --------------
     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)


Item 9. Regulation FD Disclosure

On August 14, 2002, Fauquier Bankshares, Inc. ("Bankshares") filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002, with the Securities and Exchange Commission. In connection with that filing, Bankshares' chief executive officer and chief financial officer filed certification statements in accordance with ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350). Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FAUQUIER BANKSHARES, INC.
                                           REGISTRANT




                                        /s/ Eric P. Graap
                                    ---------------------------
                           Senior Vice President and Chief Financial Officer

Date: August 19, 2002



                                  Exhibit Index

Exhibit
Number          Exhibit Description
------          -------------------

99.1            Certification of Chief Executive Officer dated August 14, 2002
                   (filed herewith).

99.2            Certification of Chief Financial Officer dated August 14, 2002
                   (filed herewith).